                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                   ----------

                        Date of Report: October 2, 2000

                 Date of earliest event reported: July 18, 2000

                               ALLOY ONLINE, INC.
             (Exact name of registrant as specified in its charter)

                                    000-26023
                                   (Commission
                                  File Number)

             Delaware                                  04-3310676
          (State or other                            (IRS Employer
          jurisdiction of                          Identification No.)
           incorporation)

                        151 West 26th Street, 11th Floor
                               New York, NY 10001

               (Address of principal executive offices) (Zip Code)

                                 (212) 244-4307

              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

  The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K dated August 2, 2000 to read in its entirety as follows:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial statements of business acquired.
         -----------------------------------------

     On July 18, 2000, Alloy Online, Inc. ("Alloy") completed an acquisition of all the outstanding capital stock of Kubic Marketing, Inc. ("Kubic"), a Delaware corporation with a principal place of business in San Luis Obispo, California. The acquisition was effected pursuant to an Agreement and Plan of Reorganization dated as of July 17, 2000, (the "Reorganization Agreement") by and between Alloy, Alloy Acquisition Sub, Inc., a Delaware corporation ("Acquisition Sub") and a wholly-owned subsidiary of Alloy, Kubic and SWI Holdings LLC, a Delaware limited liability company and the sole stockholder of Kubic (the "Stockholder"), pursuant to which Acquisition Sub was merged with and into Kubic (the "Merger") with Kubic continuing as the surviving corporation and a wholly-owned subsidiary of Alloy.

     Kubic is the holding company for its wholly-owned subsidiary, Phase Three, Inc. (formerly CCS, Inc. and which conducts business as CCS), which is one of the largest mail order catalog and Internet marketers of skateboards, snowboards and related apparel, equipment and accessories. CCS is also one of the largest mail order catalogs serving the Generation Y skate and snowboard market with a database of over one million buyers and requesters. In addition, CCS reaches the extreme-sport oriented Generation Y boys through its Website that it promotes in its catalogs.

     Prior to the acquisition by Alloy, Kubic made a distribution to the Stockholder of primarily all of its net assets not attributed to Phase Three, Inc., after which Kubic was comprised solely of Phase Three, Inc. net assets. Accordingly, the accompanying unaudited pro forma condensed consolidated financial information and historical financial statements for Kubic, as well as all references to Kubic, are comprised solely of information relating to Phase Three, Inc., which represents the historical financial information of CCS, Inc. See Exhibit 99.4 to this Amendment on Current Report 8-K/A for the audited balance sheets of CCS, Inc. as of February 29, 2000 and February 28, 1999 and the related statements of income, stockholders' equity and cash flows for the period from August 14, 1999 through February 29, 2000 and the period from March 1, 1999 through August 13, 2000 and for the years ended February 28, 1999 and 1998; and the unaudited balance sheet at May 31, 2000 and the related unaudited statements of income, stockholders' equity and cash flows for the three month periods ended May 31, 2000 and May 31, 1999, and notes thereto, which describe the previous transactions related to Kubic and CCS, Inc.

     In connection with the acquisition, Alloy issued, subject to certain escrow and lockup provisions, to the Stockholder 3,267,981 shares of Alloy's common stock, $.01 par value per share, having a value of $40,033,000, or $12.25 per share, and a warrant to purchase shares of Alloy's restricted common stock, $.01 par value per share, in an aggregate amount if any, as determined pursuant to the provisions of the warrant. The warrant represents contingent consideration, the amount of which, if any, will be recorded at the time when the number and amount of any additional shares or cash consideration is fixed. In addition, Alloy paid $10,000,000 in cash from its cash reserves to Kubic's lenders to retire certain debt obligations of Kubic. The acquisition will be accounted for under the purchase method of accounting.

     (b) Pro forma financial information.
         -------------------------------

     The following unaudited condensed consolidated financial information sets forth the consolidated financial position and consolidated results of operations of Alloy and Kubic assuming the combination was accounted for using the purchase method of accounting and that the combination was consummated (i) on April 30, 2000 for the unaudited pro forma condensed consolidated balance sheet and (ii) as of the beginning of the earliest period presented in the unaudited pro forma condensed statements of operations. Accordingly, the assets acquired and liabilities assumed have been recorded at their estimated fair values and useful lives, which are subject to further adjustment based on future events and future analysis.

     The unaudited pro forma information consolidates Alloy's historical balance sheet as of April 30, 2000 with the balance sheet of Kubic as of May 31, 2000, and Alloy's historical statements of operations for the fiscal year ended January 31, 2000 and the three months ended April 30, 2000 with the historical statements of operations of Kubic for the year ended February 29, 2000 and the three months ended May 31, 2000, respectively. The results of operations of Kubic for the months of February 1999 and 2000 and May 2000 were not considered material with respect to the pro forma consolidated results of operations for the year ended January 31, 2000 and the three months ended April 30, 2000.

     The pro forma condensed consolidated balance sheet and statements of operations have been prepared by the management of Alloy. The following unaudited pro forma condensed consolidated information is presented for illustration purposes only. It is not necessarily indicative of the financial position or results of operations that would actually have been reported had the combination been in effect during those periods or that may be reported in the future. The statements should be read in conjunction with Alloy's historical financial statements and notes thereto included in filings with the Securities and Exchange Commission and CCS financial statements, which have been included in Exhibit 99.4 of this report.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 APRIL 30, 2000
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                      ALLOY            KUBIC               PRO FORMA
                                                    HISTORICAL     HISTORICAL (1)         ADJUSTMENTS           PRO FORMA
                                                    ----------     --------------         -----------           ---------
                      ASSETS
                      ------
 CURRENT ASSETS:
   Cash and cash equivalents                        $  18,024       $     210            $ (10,000) (a), (b)    $   8,234
   Available-for-sale marketable securities            41,275            --                   --                   41,275
   Accounts receivable, net                             2,629              96                 --                    2,725
   Inventories, net                                     4,457           4,371                 --                    8,828
   Prepaid expenses and other current assets            2,382             508                 --                    2,890
                                                    ---------       ---------            ---------              ---------

              TOTAL CURRENT ASSETS                     68,767           5,185              (10,000)                63,952

Property and equipment, net                             2,540           1,754                 --                    4,294
Intangible assets                                      11,539          16,105               30,623  (a)            58,267
Due from Parent                                           --            4,739               (4,739) (a)               --
Other assets                                            1,492             109                  (82) (a)             1,519
                                                    ---------       ---------            ---------              ---------

TOTAL ASSETS                                        $  84,338       $  27,892            $  15,802              $ 128,032
                                                    =========       =========            =========              =========

             LIABILITIES AND STOCKHOLDERS' EQUITY
             ------------------------------------

CURRENT LIABILITIES:
   Current portion of long-term debt                $      32       $   1,305            $  (1,130) (b)         $     207
   Accounts payable and accrued liabilities             9,311           4,255                2,967  (a)            16,533
                                                    ---------       ---------            ---------              ---------


            TOTAL CURRENT LIABILITIES                   9,343           5,560                1,837                 16,740

LONG-TERM DEBT                                            --            8,311               (7,962) (b)               349

STOCKHOLDERS' EQUITY:
   Common Stock                                           176               1                   32  (a)               209
   Additional paid-in capital                          97,764          12,781               23,134  (a)           133,679
   Retained earnings (accumulated deficit)            (29,521)          1,239               (1,239) (a)           (29,521)
   Deferred compensation
                                                         (623)           --                    --                    (623)
   Accumulated other comprehensive income               7,199            --                    --                   7,199
                                                    ---------       ---------            ---------              ---------

            TOTAL STOCKHOLDERS' EQUITY                 74,995          14,021               21,927                110,943
                                                    ---------       ---------            ---------              ---------
              TOTAL LIABILITIES AND STOCKHOLDERS'
             EQUITY                                 $  84,338       $  27,892            $  15,802              $ 128,032
                                                    =========       =========            =========              =========

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED APRIL 30, 2000
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)


                                                   ALLOY              KUBIC              PRO FORMA
                                                 HISTORICAL       HISTORICAL (2)         ADJUSTMENTS              PRO FORMA
                                                 ----------       --------------         -----------              ---------
Revenues                                        $     7,660          $  9,617            $     --                  $ 17,277

Cost Of Sales                                         3,001             5,961                  --                     8,962
                                                ------------         --------            ----------                --------

Gross Profit                                          4,659             3,656                  --                     8,315

Selling, General And Administrative Expenses         10,586             2,657                  --                    13,243

Goodwill Amortization                                   811               215                 2,121 (c)               3,147
                                                ------------         --------            ----------                --------

Income (Loss) From Operations                        (6,738)              784                (2,121)                 (8,075)

Interest income (expense), net                          433              (246)                  105 (d)                 292
Other income (expense), net                            --                (105)                  105 (e)                --
                                                ------------         --------            ----------                --------

Income (Loss) Before Income Taxes                    (6,305)              433                (1,911)                 (7,783)

Provision (Benefit) For Income Taxes                   --                 195                  (157)(e)                  38
                                                ------------         --------            ----------                --------

Net Income (Loss)                               $    (6,305)         $    238            $   (1,754)            $    (7,821)
                                                ===========          ========            ==========             ===========
Net Loss Per Common Share:
     Basic And Diluted                          $     (0.41)                                                    $     (0.42)
                                                ===========                                                     ===========

Weighted Average Common Shares Outstanding:
     Basic and Diluted                           15,245,159                               3,267,981 (a)          18,513,140
                                                ===========                              ==========             ===========

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 2000
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)


                                                            ALLOY             KUBIC               PRO FORMA
                                                          HISTORICAL      HISTORICAL (3)          ADJUSTMENTS           PRO FORMA
                                                          ----------      --------------          -----------           ---------

Revenues                                                   $   31,166        $     34,722          $        -         $     65,888

Cost of Sales                                                  13,765              21,005                   -               34,770
                                                           ----------        ------------          ----------         ------------
Gross Profit                                                   17,401              13,717                   -               31,118

Selling, General And Administrative Expenses                   33,245              10,241                   -               43,486

Goodwill Amortization                                             332                 498               8,848 (c)            9,678
                                                           ----------        ------------          ----------         ------------
Income (Loss) From Operations                                 (16,176)              2,978              (8,848)             (22,046)

Interest Income (Expense), Net                                  1,542                (512)                 12 (d)            1,042

Other Income (Expense), Net                                         -                  69                 (69)(e)                -
                                                           ----------        ------------          ----------         ------------
Income (Loss) Before Income Taxes                             (14,634)              2,535              (8,905)             (21,004)

Provision (Benefit) For Income Taxes                                -               1,214                (945)(e)              269
                                                           ----------        ------------          ----------         ------------
Income (Loss) Before Extraordinary Item                       (14,634)              1,321              (7,960)             (21,273)


Extraordinary Item:
   Charge For Early Retirement Of Debt                           (235)                  -                   -                 (235)
                                                           ----------        ------------          ----------         ------------

Net Income (Loss)                                          $  (14,869)       $      1,321            $ (7,960)         $   (21,508)
                                                           ==========        ============           =========          ===========

Basic And Diluted Loss Per Common Share:
     Before Extraordinary Item                             $    (1.15)                                                 $     (1.33)
     Extraordinary Charge                                  $    (0.02)                                                 $     (0.01)
                                                           ----------                                                  -----------
     Net Loss                                              $    (1.17)                                                 $     (1.34)
                                                           ==========                                                  ===========

Weighted Average Common Shares Outstanding:
     Basic And Diluted                                     12,722,676                               3,267,981 (a)       15,990,657
                                                           ==========                               =========           ==========

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)


PRO FORMA ADJUSTMENTS

(a) To reflect Alloy's purchase of Kubic for $10,000 in cash and 3,267,981 shares of Alloy's common stock valued at $35,948, or $11.00 per share as of the assumed transaction date of April 30, 2000, and estimated cash acquisition expenses of $2,967, less $2,187 equal to the net book value at May 31, 2000 of the assets acquired based upon a preliminary purchase price allocation. Net book value excludes $4,739 due from related party at May 31, 2000, which was not acquired by Alloy, as well as $82 of other assets consisting of deferred debt issuance costs pushed down from Kubic to CCS, which was not acquired by Alloy. The purchase price is subject to adjustment and, accordingly, the final allocation may involve a revaluation of certain assets.

(b) Represents payment by Alloy of certain Kubic indebtedness prior to the acquisition to Kubic's lenders, in accordance with the Reorganization Agreement.

(c) To reflect the amortization over five years of goodwill recorded on the purchase of Kubic, net of the reversal of prior goodwill amortization recorded by Kubic in the historical financial statements.

(d) To reflect the reduction in interest income by Alloy in connection with the cash paid for the acquisition that would have occurred, offset by the reduction in interest expense that Kubic would not have incurred if the combination was made at the beginning of the periods presented.

(e) To reflect expenses for Kubic that would not have been incurred if the combination was made at the beginning of the periods presented.

OTHER NOTES

(1) The Kubic historical information is as of May 31, 2000.

(2) The Kubic historical information is for the three months ended May 31, 2000.

(3) The Kubic historical information is for the combined periods of March 1, 1999 through August 13, 1999 and August 14, 1999 through February 29, 2000.

Reference is made to the discussion in Item 7. (a) and (b) of this report, as well as the financial statements included in Exhibit 99.4 for further information regarding the acquisition.


(c) EXHIBITS

(c)     Exhibits.
        --------

      2.1* Agreement and Plan of Reorganization dated as of July 17, 2000, by and between Alloy Online, Inc., Alloy Acquisition Sub, Inc., Kubic Marketing, Inc. and SWI Holdings, LLC.

      4.1* Warrant to Purchase Shares of Common Stock of Alloy Online, Inc. dated as of July 18, 2000 between Alloy Online, Inc. and SWI Holdings, LLC.

      23.1  Consent of Independent Auditors of CCS, Inc.

      99.1* Investment Representation and Lockup Agreement, dated as of July 18,
            2000, by and between Alloy Online, Inc. and SWI Holdings, LLC.

      99.2* Amendment to Loan and Security Agreement, dated as of July 18, 2000, by and among Phase Three, Inc., the financial institutions party thereto and the other parties named therein.

      99.3* Alloy's Press Release dated July 19, 2000.

      99.4 CCS, Inc. audited financial statements as of February 29, 2000 and February 28, 1999 and for the periods from August 14, 1999 through February 29, 2000 and March 1, 1999 through August 13, 1999, and for the years ended February 28, 1999 and 1998; and CCS, Inc. unaudited financial statements at May 31, 2000 and for the three month periods ended May 31, 2000 and May 31, 1999.

----------------------
*    Previously Filed

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 2, 2000        ALLOY ONLINE, INC.
                                 (Registrant)

                              By:  /s/ Matthew C. Diamond
                                   ----------------------
                                   Matthew C. Diamond
                                   Chief Executive Officer

                                  EXHIBIT INDEX


      2.1* Agreement and Plan of Reorganization dated as of July 17, 2000, by and between Alloy Online, Inc., Alloy Acquisition Sub, Inc., Kubic Marketing, Inc. and SWI Holdings, LLC.

      4.1* Warrant to Purchase Shares of Common Stock of Alloy Online, Inc. dated as of July 18, 2000 between Alloy Online, Inc. and SWI Holdings, LLC.

      23.1  Consent of Independent Auditors of CCS, Inc.

      99.1* Investment Representation and Lockup Agreement, dated as of July 18,
            2000, by and between Alloy Online, Inc. and SWI Holdings, LLC.

      99.2* Amendment to Loan and Security Agreement, dated as of July 18, 2000, by and among Phase Three, Inc., the financial institutions party thereto and the other parties named therein.

      99.3* Alloy's Press Release dated July 19, 2000.

      99.4 CCS, Inc. audited financial statements as of February 29, 2000 and February 28, 1999 and for the periods from August 14, 1999 through February 29, 2000 and March 1, 1999 through August 13, 1999, and for the years ended February 28, 1999 and 1998; and CCS, Inc. unaudited financial statements at May 31, 2000 and for the three month periods ended May 31, 2000 and May 31, 1999.

-----------------------
* Previously Filed